UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2010

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

As previously reported, on November 1, 2010, PPL Corporation completed its acquisition (the "Acquisition") of all of the limited liability company interests of E.ON U.S. LLC.

On November 5, 2010, PPL Corporation filed under cover of Form 8-K/A the consolidated financial statements of E.ON U.S. LLC and Subsidiaries, in accordance with Rule 3-05(a)(1)(i) of Regulation S-X.

Pro Forma Financial Information

In accordance with Rule 11-01(a)(3) of Regulation S-X, filed herewith as Exhibit 99.1 is unaudited pro forma condensed combined consolidated financial information of PPL Corporation and E.ON U.S. LLC, giving effect to certain pro forma events related to the Acquisition.  It does not purport to project future financial position or operating results of the post-acquisition combined company.  The pro forma statements of operations are for the nine months ended September 30, 2010 and for the year ended December 31, 2009.  The pro forma balance sheet is as of September 30, 2010.

(d)	Exhibits

99.1 -
Unaudited Pro Forma Condensed Combined Consolidated Financial Information of PPL Corporation and E.ON U.S. LLC, consisting of:  Pro Forma Condensed Combined Consolidated Statement of Operations for the nine months ended September 30, 2010; Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended December 31, 2009; Pro Forma Condensed Combined Consolidated Balance Sheet as of September 30, 2010; and Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

Dated:  January 14, 2011